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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 14, 2007

                      MEDIA & ENTERTAINMENT HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                001-33343                                20-3178730
        (Commission File Number)          (IRS Employer Identification Number)

                              4429 EDMONDSON AVENUE
                               DALLAS, TEXAS 75205
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 522-9893

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

         On March 14, 2007, the initial public offering ("IPO") of 10,800,000 Units ("Units") of Media & Entertainment Holdings, Inc. (the "Company") was consummated. Each Unit consists of one share of Common Stock, $0.0001 par value per share ("Common Stock"), and one warrant ("Warrant"), to purchase one share of Common Stock. The Units were sold at an offering price of $8.00 per Unit, generating gross proceeds of $86,400,000. Audited financial statements as of March 14, 2007 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Business Acquired.

       Not applicable

(b)    Pro Forma Financial Information.

       Not applicable

(c)    Exhibits.

       Exhibit 99.1 - Audited Financial Statements.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         MEDIA & ENTERTAINMENT HOLDINGS, INC.



Date:  March 15, 2007    By: /S/ HERBERT A. GRANATH
                             -------------------------------------------------
                             Herbert A. Granath
                             Chairman of the Board and Chief Executive Officer



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                                INDEX TO EXHIBITS


EXHIBIT NO.      EXHIBIT TITLE


    99.1         Audited Financial Statements.